Exhibit 99.1

Final

UTStarcom Releases Third and Fourth Quarter and Full Year 2006 Financial Results

Announces Completion of the China Sales Investigation

Provides Details of Restructuring Plan

ALAMEDA, Calif., October 10, 2007 — UTStarcom, Inc. (Nasdaq: UTSI), a global leader in IP-based, end-to-end networking solutions and services, today reported financial results for the third and fourth quarters of 2006 and for the full year ended 2006.  The Company also announced the completion of the China sales investigation.

Net sales for the third quarter 2006 were $601 million.  Gross margins for the third quarter 2006 were 12.4% and net loss for the quarter was $43 million, or a loss of ($0.36) per share.

Net sales for the fourth quarter 2006 were $704 million.  Gross margins for the fourth quarter 2006 were 11.1% and net loss for the quarter was $42 million, or a loss of ($0.35) per share.

Net sales for the full year 2006 were $2.5 billion.  Gross margins for the full year 2006 were 15.7% and net loss for the year was $117.3 million, or a loss of ($0.97) per share.

Restructuring Plan

On October 2, 2007, the Company’s Board of Directors approved a restructuring plan to reduce operating costs.  The initial phase of this plan includes a worldwide reduction of approximately 11% of the Company’s headcount, or approximately 700 employees.  The workforce reduction will be based primarily in the United States and China and, to a lesser degree, other international locations.  Management expects the headcount reduction phase of the restructuring plan will be completed in the fourth quarter of 2007.  As such, the Company expects to incur a restructuring charge in the fourth quarter in connection with the headcount reduction of approximately $10 million.  As a result of these headcount reductions, the Company expects to realize annual cost savings in salary and compensation-related expenses of approximately $21 million on an annualized basis.

“The restructuring plan is closely aligned with our overall strategy of becoming a more focused and operationally efficient company,” said Peter Blackmore, chief operating officer of UTStarcom.  “Headcount reductions are always difficult; however, they are essential as we strive to attain consistent profitability and improve our cash flows.  We have already started to implement the plan and expect to achieve the full benefit by the first quarter of 2008.”

Conference Call

The Company will conduct a conference call, which is open to the public, to discuss these results. The call will take place today, October 10, 2007 at 2:00 p.m. (PST). The conference call dial-in numbers are as follows: United States — 888-398-3046; International — 706-902-1962. The conference ID number is 19776282.

A replay of the call will be available for 30 days. The conference call replay numbers are as follows: United States — 800-642-1687; International — 706-645-9291. The Access Code is 19776282.

Investors will also have the opportunity to listen to the conference call and the replay over the Internet through UTStarcom’s Web site at: http://www.utstar.com

About UTStarcom, Inc.

UTStarcom is a global leader in IP-based, end-to-end networking solutions and international service and support. The company sells its broadband, wireless, and handset solutions to operators in both emerging and established telecommunications markets around the world. UTStarcom enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks. Founded in 1991 and headquartered in Alameda, California, the company has research and design operations in the United States, China, Korea and India. UTStarcom is a FORTUNE 1000 company.

For more information about UTStarcom, visit the company’s Web site at www.utstar.com.

Forward-Looking Statements

This release includes forward-looking statements, including the foregoing statements regarding the anticipated timing, scope, costs, benefits and other operational impact of the Company’s restructuring plan.  These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially. These risk factors include the ability of the Company to capitalize on any cost-savings to improve the operational performance of the Company, rapidly changing technology, the changing nature of global telecommunications markets, the termination of significant contracts, the direction and results of future research and development efforts, evolving product and applications standards, reduction or delays in system deployments, product transitions, changes in demand for and acceptance of the Company’s products, general adverse economic conditions, and trends and uncertainties such as changes in government regulation and licensing requirements. The Company also refers readers to the risk factors identified in its latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission.

Company Contact
Chesha Kamieniecki
Director of Investor Relations
UTStarcom, Inc.
(510) 749-1560

UTStarcom, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30,	December 31,
	2006	2005
	(Unaudited)	(As restated)
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$616,740	$658,837
Accounts receivable, net	429,086	522,964
Notes receivable	8,532	2,065
Inventories	463,390	425,955
Deferred costs	209,230	239,876
Prepaids and other current assets	126,179	99,062
Short-term restricted cash and investments	23,835	53,680
Total current assets	1,876,992	2,002,439
Property, plant and equipment, net	212,093	233,403
Long-term investments	44,954	26,023
Goodwill	3,063	3,063
Intangible assets, net	60,747	75,313
Long-term deferred costs	177,007	185,279
Other long-term assets	27,817	25,811
Total assets	$2,402,673	$2,551,331

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$308,189	$320,677
Short-term debt	105,010	198,826
Income taxes payable	31,147	34,229
Customer advances	286,630	221,301
Deferred revenue	95,786	101,912
Other current liabilities	234,621	291,368
Total current liabilities	1,061,383	1,168,313

Long-term deferred revenue	255,714	273,131
Long-term debt	274,900	274,900
Other long-term liabilities	13,843	—
Total liabilities	1,605,840	1,716,344

Minority interest in consolidated subsidiaries	7,500	8,338
Stockholders’ equity:
Common stock: $0.00125 par value; authorized: 750,000,000 shares; issued and outstanding: 121,284,976 and 121,018,036 at September 30, 2006 and December 31, 2005, respectively	152	152
Additional paid-in capital	1,202,072	1,192,201
Deferred stock-based compensation	—	(3,591)
Accumulated deficit	(452,214)	(376,899)
Accumulated other comprehensive income	39,323	14,786
Total stockholders’ equity	789,333	826,649
Total liabilities, minority interest and stockholders’ equity	$2,402,673	$2,551,331

UTStarcom, Inc.
Consolidated Statement of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
		(As restated)		(As restated)

Net sales	$600,899	$597,435	$1,754,406	$2,190,018
Cost of net sales	526,098	559,548	1,446,864	1,816,837
Gross profit	74,801	37,887	307,542	373,181
Operating expenses:
Selling, general and administrative	80,076	86,414	246,908	297,390
Research and development	46,305	60,817	139,310	192,297
Amortization of intangible assets	4,821	6,643	14,567	20,391
Gain on sale of semiconductor design assets	(12,291)	—	(12,291)	—
Impairment of long-lived assets	—	218,094	—	218,094
Restructuring	—	3,378	—	18,505
In-process research and development	—	—	—	660
Total operating expenses	118,911	375,346	388,494	747,337

Operating loss	(44,110)	(337,459)	(80,952)	(374,156)

Interest income (expense), net	594	(2,203)	1,406	(8,390)
Gain on extinguishment of subordinated notes	—	20,297	—	31,392
Other income (expense), net	1,835	7,352	12,289	(1,723)

Loss before income taxes, minority interest and equity in loss of affiliated companies	(41,681)	(312,013)	(67,257)	(352,877)
Income tax expense	(1,459)	(125,222)	(8,966)	(134,041)
Minority interest in losses of consolidated subsidiaries	92	3	907	94
Equity in loss of affiliated companies	—	(786)	—	(1,818)
Net loss	$(43,048)	$(438,018)	$(75,316)	$(488,642)

Loss per share - Basic and diluted	$(0.36)	$(3.70)	$(0.62)	$(4.22)

Weighted average shares used in per-share calculation:
-Basic and diluted	120,676	118,262	120,628	115,902

UTStarcom, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(Unaudited)

	Nine months ended September 30,
	2006	2005
		(As restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(75,316)	$(488,642)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	51,547	78,489
Gain on sale of semiconductor design assets	(12,291)	—
Net loss on sale of assets	2,183	3,870
Loss on asset impairment	—	218,094
Non-cash restructuring charges	—	12,389
Stock-based compensation expense	13,143	191
(Recovery of) provision for doubtful accounts	(6,948)	38,115
(Recovery of) provision for deferred costs reserves	(5,103)	14,564
Deferred income taxes	(671)	192,383
Gain on extinguishment of debt	—	(31,392)
Other	(102)	3,164
Changes in operating assets and liabilities:
Accounts receivable	105,466	202,650
Inventories	(35,659)	116,028
Deferred costs	51,324	(55,974)
Other assets	(15,585)	84,956
Accounts payable	(16,027)	(120,472)
Income taxes payable	(3,408)	(118,615)
Customer advances	61,761	(164,814)
Deferred revenue	(24,740)	93,138
Other current liabilities	(71,452)	5,504
Net cash provided by operating activities	18,122	83,626

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(17,176)	(60,904)
Investment in affiliates, net of cash acquired	(302)	(3,550)
Purchase of business, net of cash acquired	—	(24,326)
Proceeds from sale of semiconductor design assets	19,965	—
Proceeds from disposal of property	136	695
Change in restricted cash and long-term investments	26,536	176
Purchase of short-term investments	(40,182)	(149,469)
Proceeds from sale of short-term investments	42,121	270,672
Other	1,538	(750)
Net cash provided by investing activities	32,636	32,544

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock, net of expenses	319	4,327
Proceeds from borrowing	63,259	346,284
Payments on borrowings	(159,251)	(478,081)
Cash paid to extinguish debt	—	(57,136)
Other	(683)	1,801
Net cash used in financing activities	(96,356)	(182,805)
Effect of exchange rate changes on cash and cash equivalents	4,437	229
Net decrease in cash and cash equivalents	(41,161)	(66,406)
Cash and cash equivalents at beginning of period	645,571	562,532
Cash and cash equivalents at end of period	$604,410	$496,126

Supplemental disclosure of cash flow information:
Cash paid:
Interest	$8,542	$11,294
Income taxes	$7,839	$10,872
Non-cash operating activity
Accounts receivable transferred to notes receivable	$19,023	$40,210
Property, plant and equipment exchanged for long-term investment	$5,550	$—

UTStarcom, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31,
	2006	2005
		(As restated)
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$671,169	$658,837
Accounts receivable, net	406,080	522,964
Notes receivable	5,060	2,065
Inventories	440,445	425,955
Deferred costs	195,393	239,876
Prepaids and other current assets	101,795	99,062
Short-term restricted cash and investments	16,666	53,680
Total current assets	1,836,608	2,002,439
Property, plant and equipment, net	213,155	233,403
Long-term investments	47,809	26,023
Goodwill	3,063	3,063
Intangible assets, net	56,443	75,313
Long-term deferred costs	176,649	185,279
Other long-term assets	40,223	25,811
Total assets	$2,373,950	$2,551,331

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$304,869	$320,677
Short-term debt	102,758	198,826
Income taxes payable	2,483	34,229
Customer advances	265,812	221,301
Deferred revenue	95,742	101,912
Other current liabilities	271,400	291,368
Total current liabilities	1,043,064	1,168,313

Long-term deferred revenue	261,014	273,131
Long-term debt	275,161	274,900
Other long-term liabilities	13,858	—
Total liabilities	1,593,097	1,716,344

Minority interest in consolidated subsidiaries
Stockholders’ equity:	6,493	8,338
Common stock: $0.00125 par value; 750,000,000 authorized shares; 121,299,113 issued and 121,294,645 outstanding at December 31, 2006; 121,018,036 issued and outstanding at December 31, 2005	152	152
Additional paid-in capital	1,205,553	1,192,201
Deferred stock compensation	—	(3,591)
Accumulated deficit	(494,244)	(376,899)
Accumulated other comprehensive income	62,899	14,786
Total stockholders’ equity	774,360	826,649
Total liabilities, minority interest and stockholders’ equity	$2,373,950	$2,551,331

UTStarcom, Inc.
Consolidated Statement of Operations
(in thousands, except per share amounts)

	Three months ended December 31,		Year ended December 31,
	2006	2005	2006	2005
	(Unaudited)
		(As restated)		(As restated)

Net sales	$704,456	$681,092	$2,458,861	$2,871,110
Cost of net sales	626,253	618,437	2,073,117	2,435,274
Operating expenses (income):	78,203	62,655	385,744	435,836

Selling, general and administrative	87,547	74,073	334,455	371,461
Research and development	43,559	54,515	182,869	246,813
Amortization of intangible assets	4,304	5,462	18,871	25,853
Gain on sale of semiconductor design assets	—	—	(12,291)	—
Impairment of long-lived assets	—	11,164	—	218,094
Restructuring	—	—	—	29,669
In-process research and development	—	—	—	660
Total net operating expenses	135,410	145,214	523,904	892,550

Operating (loss) income	(57,207)	(82,559)	(138,160)	(456,714)

Interest income (expense), net	1,734	(1,283)	3,141	(9,673)
Gain on extinguishment of subordinated notes	—	—	—	31,392
Other income, net	(11,198)	45,388	1,092	43,665

(Loss) income before income taxes, minority interest and equity in loss of affiliated companies	(66,671)	(38,454)	(133,927)	(391,330)
Income tax benefit (expense)	23,991	(2,501)	15,024	(136,544)
Minority interest in losses of consolidated subsidiaries	651	598	1,558	692
Equity in loss of affiliated companies	—	(3,645)	—	(5,463)
Net (loss) income	$(42,029)	$(44,002)	$(117,345)	$(532,645)

(Loss) earnings per share - Basic and diluted	$(0.35)	$(0.37)	$(0.97)	$(4.55)

Weighted average shares used in per-share calculation:	120,676	120,391	120,657	117,034
-Basic and diluted

UTStarcom, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)

	Year ended December 31,
	2006	2005
		(As restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(117,345)	$(532,645)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	68,039	98,550
Gain on sale of semiconductor design assets	(12,291)	—
Net loss on sale of assets	2,715	2,559
Impairment of long-lived assets	—	218,094
Impairment of long-term investments	13,500	—
Stock-based compensation expense	16,592	863
Non-cash settlement of restructuring charges	—	17,250
In-process research and development	—	660
Gain on sale of investment	—	(46,576)
Provision (recovery) for doubtful accounts	(9,347)	18,210
Provision for deferred costs	2,730	12,868
Gain on extinguishment of subordinated notes	—	(31,392)
Deferred income taxes	(1,223)	190,658
Other	(36)	15,897
Changes in operating assets and liabilities:	—	—
Accounts receivable	133,052	268,167
Inventories	(5,571)	165,923
Deferred costs	52,478	(49,376)
Other assets	(7,490)	95,802
Accounts payable	(22,296)	(87,811)
Income taxes payable	(28,946)	(110,209)
Customer advances	38,423	(150,313)
Deferred revenue	(29,328)	80,676
Other current liabilities	(27,577)	40,528
Net cash provided by (used in) operating activities	66,079	218,383
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(26,274)	(64,396)
Proceeds from sale of semiconductor design assets	35,965	—
Proceeds from disposition of investment interest	775	—
Investment in affiliates	(302)	(3,550)
Purchase of businesses, net of cash acquired	—	(24,326)
Purchase of intangible assets	(658)	(750)
Change in restricted cash and long-term investments	20,882	(18,418)
Purchase of short-term investments	(42,400)	(165,284)
Proceeds from sale of short-term investments	46,428	346,966
Other	1,649	(105)
Net cash provided by (used in) investing activities	36,065	70,137
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock, net of expenses	390	6,952
Proceeds from borrowings	100,629	436,678
Payments on borrowings	(200,742)	(653,123)
Repurchase of stock	(39)	—
Proceeds from equity offering	—	—
Other	253	6,689
Net cash provided by (used in) financing activities	(99,509)	(202,804)
Effect of exchange rate changes on cash and cash equivalents	13,417	(2,677)
Net increase in cash and cash equivalents	16,052	83,039
Cash and cash equivalents at beginning of year	645,571	562,532
Cash and cash equivalents at end of year	$661,623	$645,571

Supplemental disclosure of cash flow information:
Cash paid:
Interest	$9,773	$14,197
Income taxes	$13,574	$11,265
Non-cash operating activities
Accounts receivable transferred to notes receivable	$22,921	$55,065
Property, plant and equipment exchanged for long-term investment	$5,500	$—
Non-cash financing activities
Common stock issued in conjunction with debt extinguishment	$—	$37,568